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							      Exhibit 32.2


			  CERTIFICATION PURSUANT TO
		 TITLE 18, UNITED STATES CODE, SECTION 1350,
			    AS ADOPTED PURSUANT TO
		SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Quarterly Report of Ohio Casualty Corporation on Form 10-Q for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Winner, Chief Financial Officer of the Company, certify, pursuant to Title18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

	     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




					     /s/Michael A. Winner
					     -------------------------------
					     Michael A. Winner
					     Executive Vice President and
					     Chief Executive Officer
					     July 30, 2004